Supplement dated August 15, 2025

to the Prospectuses, Initial Summary Prospectuses, and Updating Summary Prospectuses dated April 28, 2025, for:

Apex VUL®
On or prior to April 19, 2024, issued by Massachusetts Mutual Life Insurance Company in all states.

After April 19, 2024, issued by Massachusetts Mutual Life Insurance Company in California and New York
and C.M. Life Insurance Company in all other states.

and the Prospectuses and Updating Summary Prospectuses dated April 28, 2025, for:

Variable Universal Life II
Variable Universal Life III
Issued by Massachusetts Mutual Life Insurance Company

Variable Universal Life
Issued by Massachusetts Mutual Life Insurance Company in California and New York
and C.M. Life Insurance Company in all other states

THIS SUPPLEMENT MUST BE READ IN CONJUNCTION WITH YOUR PROSPECTUS.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

This supplement amends certain information in the above-referenced prospectuses (“Prospectuses”):

•	Effective August 22, 2025, Invesco Oppenheimer V.I. International Growth Fund will be renamed Invesco V.I. International Growth Fund. All references in the Prospectuses to Invesco Oppenheimer V.I. International Growth Fund will be replaced with Invesco V.I. International Growth Fund.

If you have questions about this supplement, or other product questions, you may contact your registered representative, visit us online at www.MassMutual.com/contact-us, or call our Service Center at (800) 272-2216, 8 a.m.–8 p.m. Eastern Time.

For more information about the fund, read the fund prospectus. Prospectuses are available on our website at www.MassMutual.com.

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